MARCH 1, 2018

SUPPLEMENT TO

Hartford Global Impact NextShares Fund

(the “Fund”)

A SERIES OF HARTFORD FUNDS NEXTSHARES TRUST

PROSPECTUS

DATED DECEMBER 4, 2017

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 4, 2017,

AS SUPPLEMENTED DECEMBER 14, 2017

This Supplement contains new and additional information and should be read in connection with your Prospectus and Statement of Additional Information.

I.	On February 7, 2018, the Board of Trustees of Hartford Funds NextShares Trust (the “Trust”) approved a reduction in the Fund’s management fee rate schedule and a reduction in expense reimbursement arrangement. Accordingly, the following changes are made to the Fund’s Prospectus and Statement of Additional Information effective March 1, 2018:

A.	The section entitled “Your Expenses” in the summary section of the Fund’s Prospectus is amended to revise the fee table and expense example as set forth below:

YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the table or the examples below.

Shareholder Fees (fees paid directly from your investment): None

ANNUAL FUND OPERATING EXPENSES(1) (expenses that you pay each year as a percentage of the value of your investment):

Management fees(2)	0.62%
Other expenses(3)	0.50%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	1.14%
Fee waiver and/or expenses reimbursement(4)	0.43%
Total annual fund operating expenses after fee waiver and/or expenses reimbursement(4)	0.71%

(1)	Fees and expenses are based on estimated amounts for the current fiscal year. The fee table and the example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.
(2)	“Management fees” have been restated to reflect current fees.
(3)	“Other expenses” are estimated.
(4)	Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.69%. This contractual arrangement will remain in effect until February 28, 2019 unless the Board of Trustees of Hartford Funds NextShares Trust approves its earlier termination.

EXAMPLE: The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the examples. The examples assume that:

•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year).

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Year 1	Year 3
$73	$320

B.	In the section entitled “The Investment Manager and Sub-Adviser – Management Fees” in the Fund’s Prospectus, the management fee schedule is deleted in its entirety and replaced with the following:

Average Daily Net Assets	Annual Rate(1)
First $500 million	0.6200%
Next $500 million	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5750%
Amount Over $5 billion	0.5700%
(1)	Prior to March 1, 2018, the management fee set forth in the investment management agreement with respect to the Fund if, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Portfolio was 0.7500% of the first $500 million, 0.7000% of the next $500 million, 0.6800% of the next $1.5 billion, 0.6750% of the next $2.5 billion and 0.6700% in excess of $5 billion annually of the Fund’s average daily net assets.

C.	In the section entitled “Investment Management Arrangements – Management Fees” in the Fund’s Statement of Additional Information, the information regarding the management fees and the management fee tables are deleted in their entirety and replaced with the following::

The Master Portfolio pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily NAV as follows:

Average Daily Net Assets	Annual Fee
First $500 million	0.6200%
Next $500 million	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5750%
Amount Over $5 billion	0.5700%

The Fund has a management fee rate of 0% so long as the Fund invests all (or substantially all) of its assets in the Master Portfolio under a master-feeder structure, pursuant to the investment advisory agreement. If, or to the extent, that the Fund were to no longer invest in the Master Portfolio, the Fund management fee rate would be as follows:

Average Daily Net Assets	Annual Fee
First $500 million	0.6200%
Next $500 million	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5750%
Amount Over $5 billion	0.5700%

II.	In addition, the Fund’s Prospectus is being revised to include updated information regarding related account performance as follows:

The performance tables in the section entitled “Related Composite Performance” are deleted in their entirety and replaced with the following:

WELLINGTON MANAGEMENT GLOBAL IMPACT COMPOSITE PERFORMANCE*

Average Annual Total Returns for the Periods Ended December 31, 2017:

	1 Year	Since Inception (September 30, 2015)
Composite (Net of expenses)	37.52%	18.63%
Composite (Gross)	39.08%	19.99%
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses, or other taxes)	23.97%	16.28%

Total Returns for the Periods Ended December 31

	2017	2016	2015**
Composite (Net of expenses)	37.52%	-2.72%	9.80%
Composite (Gross)	39.08%	-1.61%	10.11%
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses, or other taxes)	23.97%	7.86%	5.03%

* This is not the performance of the Fund. As of December 31, 2017, the Wellington Management Global Impact composite was composed of 4 fee-paying accounts, totaling approximately $222.7 million.

** Returns reflect performance beginning September 30, 2015.

Past performance does not guarantee future results. Performance for the periods subsequent to those periods reflected herein may be lower.

III.	Effective as of February 15, 2018, Michael Flook is no longer an officer or Treasurer of the Trust and Laura Quade has been appointed as Treasurer of the Trust. Accordingly, the “Officers and Interested Trustees” table in the section entitled “Fund Management” in the Fund’s Statement of Additional Information is revised to delete the references to Mr. Flook in their entirety and to identify Ms. Quade as Vice President and Treasurer of the Trust.

This Supplement should be retained with your Prospectus and Statement of Additional Information for future reference.

HV-7356	March 2018